UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012 (December 3, 2012)

KENEXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35336	23-3024013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 East Swedesford Road, Wayne, Pennsylvania

19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610)971-9171

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously disclosed, on August 25, 2012, Kenexa Corporation (“Kenexa”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with International Business Machines Corporation (“IBM”) and Jasmine Acquisition Corp. (“Sub”), a subsidiary of IBM. On December 3, 2012, at a special meeting of Kenexa shareholders held in Philadelphia, Pennsylvania (the “Special Meeting”), Kenexa’s shareholders voted to adopt the Merger Agreement.

On December 3, 2012, following the Special Meeting and in accordance with the Merger Agreement and the Business Corporation Law of the Commonwealth of Pennsylvania, Sub was merged with and into Kenexa (the “Merger”), with Kenexa becoming a wholly owned subsidiary of IBM. Under the terms of the Merger Agreement, at the effective time of the Merger, each share of common stock of Kenexa, $0.01 par value per share (“Kenexa’s Common Stock”), issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive $46.00 in cash, without interest (the “Merger Consideration”).

Under the Merger Agreement, equity awards exercisable or convertible into shares of Kenexa’s common stock were either canceled and converted into a right to receive a cash payment or, in some cases, converted into comparable awards for IBM common stock, as described in more detail below.

Stock options to acquire Kenexa’s common stock outstanding and unexercised at the effective time of the Merger were treated in one of the following manners:

•

Each option that either (i) was vested (or vested in connection with the Merger), (ii) held by a non-employee director, consultant or independent contractor of Kenexa or any of its subsidiaries or (iii) had an exercise price per share greater than or equal to the Merger Consideration, was cancelled at the effective time of the Merger, and the holder thereof was entitled to receive in consideration for such cancellation a cash payment equal to the product of the number of shares subject to such option and the excess, if any, of the Merger Consideration over the exercise price per share of the option, less applicable tax withholdings.

•

Any option not described above was converted into an option to acquire, on substantially the same terms and conditions as were applicable to such option prior to the Merger, shares of IBM common stock. The number of shares of IBM common stock underlying such option was determined by multiplying the number of shares of Kenexa’s common stock underlying such option by an exchange ratio, which was determined by dividing an amount equal to the Merger Consideration by the average closing price of a share of IBM’s common stock on the 20 trading days immediately prior to the closing of the Merger, rounded down to the nearest whole share of IBM’s common stock. The exercise price per share of such converted option was determined by dividing the exercise price of such option prior to the Merger by the exchange ratio described above, rounded up to the nearest whole cent.

Restricted stock units that were outstanding and unsettled at the effective time of the Merger were treated in one of the following manners:

•

Each restricted stock unit that either was (i) vested (or vested in connection with the Merger) or (ii) held by a non-employee director, consultant or independent contractor of Kenexa or any of its subsidiaries was cancelled at the effective time of the Merger, and the holder thereof was entitled to receive in consideration for such cancellation a cash payment equal to the product of the number of shares subject to such restricted stock unit and the Merger Consideration, less applicable tax withholdings.

•

Any restricted stock unit not described above was converted into a restricted stock unit, on substantially the same terms and conditions as were applicable to such restricted stock unit prior to the Merger, with respect to shares of IBM common stock. The number of shares of IBM common stock underlying such restricted stock unit was determined by multiplying the number of shares of Kenexa’s common stock underlying such restricted stock unit by the exchange ratio described above, rounded down to the nearest whole share of IBM’s common stock.

Each share of restricted stock that was outstanding at the effective time of the Merger was converted into the right to receive the Merger Consideration.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to Kenexa’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2012 and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on December 3, 2012, Kenexa notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that trading in Kenexa’s Common Stock be suspended and that Kenexa’s Common Stock be withdrawn from listing on the NYSE as of the close of market on December 3, 2012. The NYSE filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister Kenexa’s Common Stock. As a result, Kenexa’s Common Stock will no longer be listed or trade on the NYSE. Kenexa intends to file a Form 15 with the SEC to suspend the reporting obligations of Kenexa under Section 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

On December 3, 2012, as a result of the Merger, each share of Kenexa’s Common Stock issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive $46.00 in cash, without interest.

Item 5.01. Changes in Control of Registrant.

The information disclosed in Item 2.01 is hereby incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 3, 2012 Kenexa held a special meeting of shareholders at the offices of Pepper Hamilton LLP, Eighteenth & Arch Streets, 3000 Two Logan Square, Philadelphia, PA 19103-2799, at 10:00 A.M., Eastern Time. At the special meeting, the following proposals were submitted to a vote of shareholders: (i) to adopt the Merger Agreement (the “Merger Proposal”), (ii) to approve, on an advisory (non-binding) basis, certain “golden parachute” compensation arrangements of the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”) and (iii) to approve an adjournment of the Company’s special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement (the “Adjournment Proposal”).

Each of the foregoing proposals is described in detail in the definitive proxy statement filed by Kenexa with the SEC on October 26, 2012.

For each of the foregoing proposals, a quorum was present for the purpose of the vote. The Company’s shareholders approved each of the Merger Proposal and the Compensation Proposal. The following is a summary of the voting results for each proposal:

Merger Proposal

For	Against	Abstain	Broker Non-votes
21,611,738	65	306,253	0

Compensation Proposal

For	Against	Abstain	Broker Non-votes
18,494,087	1,351,388	2,072,581	0

Adjournment Proposal

For	Against	Abstain	Broker Non-votes
20,809,397	1,108,384	275	0

Item 9.01. Financial Statements and Exhibits.

(d) See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENEXA CORPORATION

Date: December 4, 2012	By:	/s/ Donald F. Volk
	Name:	Donald F. Volk
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 25, 2012, by and among IBM, Sub, a wholly-owned subsidiary of IBM, and Kenexa, filed as Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the SEC on August 27, 2012, and incorporated herein by reference.

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